UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2022 (January 3, 2022)

ATHENA CONSUMER ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40921	87-1178222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

442 5th Avenue
New York, NY 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (970) 925-1572

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	ACAQ.U	New York Stock Exchange

Shares of Class A common stock, par value $0.0001 per share, included as part of the units	ACAQ	New York Stock Exchange

Redeemable warrants, each exercisable for one share of Class A common stock for $11.50 per share	ACAQ WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 3, 2022, the board of directors (the “Board”) of Athena Consumer Acquisition Corp., a Delaware corporation (the “Company”), appointed Jane Park, the Company’s Chief Executive Officer, as a Class III director of the Company, and Sarah Kauss as a Class II director of the Company.

Ms. Kauss is the Founder, Chief Executive Officer and Chairwoman of S’well, a reusable, insulated products manufacturer, wholesaler and retailer. She has held such positions since 2010. Previously, Ms. Kauss worked as a CPA for Ernst & Young. Ms. Kauss is a consumer products leader with a track record in launching companies, building multi-million dollar successful brands, and assembling high performance senior leadership teams. Ms. Kauss is a successful global entrepreneur, product design expert and has deep experience in partnering with multinational corporations to become more sustainable and meet environmental goals. Ms. Kauss received a bachelor's in accounting from the University of Colorado Boulder and a MBA from Harvard Business School.

In connection with her appointment as a director of the Company, the Company entered into both an indemnity agreement and a letter agreement with Ms. Kauss. Both the Indemnity Agreement and the letter agreement are substantially similar to those agreements entered into by the Company’s other officers and directors in relation to the Company’s initial public offering.

No family relationships exist between Ms. Kauss or Ms. Park and any other directors or executive officers of the Company. There are no arrangements between Ms. Kauss or Ms. Park and any other person pursuant to which Ms. Kauss or Ms. Park was nominated as a director of the Company. There are no transactions to which the Company is or was a participant and in which Ms. Kauss or Ms. Park have a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENA CONSUMER ACQUISITION CORP.

	By:	/s/ Jane Park
		Name:	Jane Park
		Title:	Chief Executive Officer

Dated: January 4, 2022

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